Investment Securities - Components of Investment Securities Gains and Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Available for sale securities:
Gains realized on sales	$ 6	$ 253	$ 38
Losses realized on sales	(46)	0	(33)
Other-than-temporary impairment recognized	0	0	0
Other investment securities:
Fair value adjustments, net	0	2	0
Investment securities (losses) gains, net	$ (40)	$ 255	$ 5